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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported) -
                                  November 30, 1998




                            U S INDUSTRIAL SERVICES, INC.

                (Exact name of registrant as specified in its charter)



                  DELAWARE                 0-22388          99-0273889
          (State or other jurisdiction   (Commission     (I.R.S. Employer
           of incorporation)              File Number)    Identification No.)



               8111 Preston Road, Suite 715, Dallas, Texas     75225
                 (Address of principal executive offices)     (Zip Code)


                 Registrant's telephone number, including area code -
                                    (603) 890-3680



            (Former name or former address, if changed since last report)


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          ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          As of November 30, 1998, USIS Acquisition LLC, a Delaware limited liability company ("USIS"), tendered notice (the "Notice") to American Eco Corporation, an Ontario corporation ("American Eco"), that USIS would be unable to meet the January 1999 payment under the terms of a secured promissory note (the "USIS Note"), dated July 16, 1998, from USIS to American Eco. The USIS Note, which was in the principal amount of $12,900,000 and payable on January 29, 1999, constituted, along with $5,000,000 in cash, payment by USIS for its July 1998 purchase of convertible promissory notes (the "Company Notes") of U S Industrial Services, Inc., a Delaware corporation (the "Company"), from American Eco in the aggregate outstanding principal and interest in the amount of $17,900,000. On July 24, 1998, USIS converted the Company Notes into 5,295,858 shares (the "Shares") of common stock, $.01 par value ("Common Stock"), of the Company pursuant to the terms of the Company Notes. Pursuant to a Stock Pledge Agreement, dated July 24, 1998, USIS pledged the Shares to American Eco as collateral for USIS' obligations under the USIS Note.

          Pursuant to the Notice, USIS permitted American Eco to take ownership of the Shares in accordance with the Stock Pledge Agreement in satisfaction of the USIS Note.

          As a result of this transactions, as of December 31, 1998, American Eco became the beneficial owner of 7,175,858 shares of Common Stock, which constituted 81.9% of the issued and outstanding shares of Common Stock of the Company.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               10.1      Notice, dated November 20, 1998, from USIS to
                         American Eco.


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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        U S INDUSTRIAL SERVICES, INC.


                                        By:  /s/ C. Thomas Mulligan
                                           ---------------------------
                                           Name:  C. Thomas Mulligan
                                           Title: Chief Financial Officer/
                                                  General Counsel


          Dated:  December 30, 1998



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                                    Exhibit Index
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               Exhibit             Description
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               10.1                Notice, dated November 20, 1998, from
                                   USIS to American Eco.




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